SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             COX TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                             COX TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 31, 2001

TO THE SHAREHOLDERS:

     Notice is hereby given that the next annual meeting of shareholders of Cox Technologies, Inc. (the "Company") will be held at the Holiday Inn Airport, 2707 Little Rock Road, Charlotte, North Carolina on Friday, August 31, 2001, at 8:30 a.m. for the following purposes:

     1. To elect seven directors, each to serve for a one-year term expiring in 2002 or until their successors are elected and qualified;

     2. To ratify the selection of Cherry, Bekaert & Holland, L.L.P. as independent public accountants for the Company for the fiscal year ending April 30, 2002; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed July 31, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the corporate office of the Company, 69 McAdenville Road, Belmont, North Carolina, during the ten (10) business days prior to the meeting.


                                   For the Board of Directors


                                   /s/ DR. JAMES L. COX

                                   DR. JAMES L. COX
                                   Chairman, President and
                                   Chief Executive Officer

Dated: July 30, 2001

The form of proxy is enclosed to enable you to vote your shares at the meeting. You are urged to mark, sign, date and return the proxy promptly in the accompanying envelope. This is important whether you own few or many shares. Delay in returning your proxy may subject the Company to additional expense. Any person giving a proxy has the power to revoke it at any time prior to its exercise, and if you attend the meeting in person, you may withdraw your proxy and vote your shares in person if you so choose.

                             COX TECHNOLOGIES, INC.
                               69 McAdenville Road
                       Belmont, North Carolina 28012-2434

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cox Technologies, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on Friday, August 31, 2001, at 8:30 a.m., and at any adjournment thereof. Unless the context requires otherwise, all references in this Proxy Statement to the Company refer to Cox Technologies, Inc. and its subsidiaries. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about August 7, 2001.

     Only shareholders of record at the close of business on July 31, 2001 are entitled to vote at the meeting. As of July 10, 2001, the Company had outstanding 24,904,823 shares of Common Stock, which shares constitute the only class of stock of the Company entitled to notice of, and to vote at, the meeting. As of the same date, the Company had approximately 2,045 shareholders of record.

HOW YOU CAN VOTE

     All proxies that are properly executed and received prior to the meeting will be voted at the meeting. If a shareholder specifies how the proxy is to be voted on any of the business to come before the meeting, the proxy will be voted in accordance with such specification. If no specification is made, the proxy will be voted for the election of directors and the approval of proposals two and three.

     Under rules followed by the National Association of Securities Dealers, Inc., brokers who hold shares in street name for customers have the authority to vote on certain items when they have not yet received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors. With respect to the other proposals presented to the shareholders, no broker may vote shares held for customers without specific instruction from such customers. A majority of the total outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

REVOCATION OF PROXIES

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. It may be revoked:

     * by filing with the Secretary of the Company an instrument of revocation;

     * by presenting at the meeting a duly executed proxy bearing a later date; or

     *    by attending the meeting and electing to vote in person.

REQUIRED VOTES

     Directors are elected by a plurality of the votes cast by the holders of the Common Stock of the Company at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The affirmative vote of the holders of a majority of the shares present or represented by proxy is required for any other proposals to be taken at the meeting.

     The present officers and directors of the Company together are entitled to vote shares of the Company's Common Stock representing approximately 17.5% of the outstanding shares of voting stock. The present officers and directors have indicated their intent to vote in favor of the election of the nominees for director and in favor of the other proposals described in this Proxy Statement.

EXPENSE OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company, including expenses incurred in connection with preparing and mailing this Proxy Statement. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their name and will reimburse them for related expenses, including charges for forwarding proxy material to the beneficial owners of shares held in the name of a nominee. The Company may also retain the services of a proxy solicitation firm. The Company has not made any arrangements to do so as of the date of this Proxy Statement, and does not presently have estimates as to the cost of such services. The Company expects to solicit proxies primarily by mail, but certain officers and employees of the Company may also solicit in person, by telephone, telegram or other means without additional compensation for their services other than their regular salaries.

SHAREHOLDER PROPOSALS AND NOMINATIONS

     The 2002 Annual Meeting of Shareholders is tentatively scheduled to be held on August 30, 2002. Any shareholder desiring to have a proposal included in the Company's Proxy Statement for its 2002 Annual Meeting of Shareholders must deliver such proposal no later than June 3, 2002.

     The Board of Directors will consider nominees for the Board recommended by shareholders. Recommendations by shareholders must be forwarded to the Secretary of the Company and must identify the nominee by name and provide pertinent information concerning his or her background and experience. A shareholder recommendation must be received at least 90 days prior to the date of the Annual Meeting of Shareholders, which are held on the last Friday in August.

     Shareholders should send their proposals and names of proposed nominees to the attention of the Company's Secretary at the Company's corporate office, 69 McAdenville Road, Belmont, North Carolina 28012-2434.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     At the Annual Meeting of Shareholders, seven directors are to be elected to serve until the Company's next Annual Meeting of Shareholders to be held in August 2002 or until their successors are elected and qualified. They are Dr. James L. Cox, Brian D. Fletcher, Dr. Michael E. Fonzo, Dr. George M. Pigott, Kurt C. Reid, Ben R. Rudisill, II, and Robert D. Voigt. Each of the seven nominees has consented to being named in the Proxy Statement and to serve if elected. If, prior to the annual meeting, any one of the nominees should become unable to serve, the proxies solicited hereby will be voted for such additional person as shall be designated by the Board of Directors. The Board of Directors recommends that the shareholders vote "FOR" the election of the following nominees.

     Set forth below is a table showing the names, ages, terms and positions of the seven nominees for election.

                                  DIRECTOR     TERM
       NAME                AGE     SINCE      EXPIRES           POSITION
       ----                ---     -----      -------           --------
DR. JAMES L. COX           56       1995       2001      Chairman, President and
                                                         Chief Executive Officer
                                                         of the Company

BRIAN D. FLETCHER          39       2000       2001      Director and Chief
                                                         Operating Officer of
                                                         the Company

DR. MICHAEL E. FONZO       61       1997       2001      Director

DR. GEORGE M. PIGOTT       72       1997       2001      Director

KURT C. REID               41       2000       2001      Director and Chief
                                                         Operating Officer of
                                                         the Company

BEN R. RUDISILL, II        58       2001       2001      Director

ROBERT D. VOIGT            50       2000       2001      Director

BIOGRAPHY OF DIRECTOR NOMINEES

DR. JAMES L. COX has served as President and Chief Executive Officer since November 1997. Dr. Cox served as President and Chief Operating Officer from August 1995 to November 1997. In November 1998, Dr. Cox was elected Chairman of the Board. Dr. Cox holds a Ph.D. from Stanford University and has held various teaching and research positions with Duke University, Stanford Research Institute and University of California, Santa Barbara.

BRIAN D. FLETCHER has been a Chief Operating Officer and a director of the Company since March 2000. Since 1995, Mr. Fletcher has been a private investor. Mr. Fletcher is a Managing Director of Technology Investors, LLC, a group that has provided financing for the Company. He also serves as a director of Piedmont Bank in Statesville, North Carolina, where he is Chairman of the Investment Committee and a member of the Compensation Committee. Mr. Fletcher is also a director of Piedmont Financial Services, a subsidiary of Piedmont Bank. Mr. Fletcher earned his B.S. degree in Economics and Finance from Rockhurst College.

DR. MICHAEL E. FONZO has been a director of the Company since November 1997. Dr. Fonzo is the director of International Sales of FAB-COM Machinery, a manufacturer of textile finishing machinery. Dr. Fonzo attended Catholic University, Chile, where he earned his M.S. degree.

DR. GEORGE M. PIGOTT has been a director of the Company since November 1997. From 1963 to 1987, Dr. Pigott was Professor of Food Engineering from 1987 to 1999, Professor and Director of the Institute for Food Science and Technology, School of Fisheries, College of Ocean and Fishery Sciences at the University of Washington. Dr. Pigott is also a director of Classic Seafoods, Inc. and Perfection Foods, Inc.

KURT C. REID has been a Chief Operating Officer and a director of the Company since March 2000. Since 1995, Mr. Reid has been a private investor. Mr. Reid is a Managing Director of Technology Investors, LLC, a group that has provided financing for the Company. Mr. Reid earned his B.S. degree from Southern Illinois University at Carbondale.

BEN R. RUDISILL, II has been a director of the Company since May 2001. Since 1975, Mr. Rudisill has been President and Treasurer of Rudisill Enterprises, Inc., Gastonia, North Carolina, a beverage distributor and food broker. Mr. Rudisill is also a director of Tar Heel Leasing Company, an auto and equipment leasing company, and director of Gaston Federal Bank.

ROBERT D. VOIGT has been a director of the Company since December 2000. Since 1995, Mr. Voigt has been Vice President of Public Service Company of North Carolina, Inc., Gastonia, North Carolina, an energy company. Mr. Voigt is also a director and Vice President of Frogmore Gardens, Inc., a retail establishment.

       COMMON STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth below is the number of shares of Common Stock of the Company owned by certain beneficial owners, the directors, the Chief Executive Officer, the other executive officers named in the Summary Compensation Table, and the directors and executive officers as a group, on July 10, 2001.

                                                                   Percent
                                                                     of
Name                                               Shares (1)       Class
----                                               ----------       -----

Dr. James L. Cox ......................           7,498,108(2)       21.6%
Brian D. Fletcher .....................           3,203,000(3)        9.2%
Dr. Michael E. Fonzo ..................              37,500(4)          *
Dr. George M. Pigott ..................               9,800(5)          *
Kurt C. Reid ..........................           3,200,000(6)        9.2%
Ben R. Rudisill, II ...................               7,500(7)          *
Robert D. Voigt .......................              13,500(8)          *
James R. McCue ........................              11,000             *
Technology Investors, LLC .............           2,200,000(9)        5.9%
Vitsab, AG ............................           3,203,196(10)       9.3%
Directors and executive officers
  as a group (11 persons) .............          14,149,219(11)      40.8%

----------
* Indicates beneficial ownership of less than 1% of the shares of Common Stock of the Company outstanding on July 10, 2001.
(1)  Includes shares, if any, held by each person's spouse.
(2) Dr. Cox owns 3,280,279 shares directly, 1,005,829 shares are owned by a trust over which Dr. Cox has investment and voting power, and 12,000 shares held by parent. Includes a warrant to purchase 2,500,000 shares. Includes options to purchase 700,000 shares.
(3) Mr. Fletcher owns 3,000 shares directly. Includes options to purchase 1,000,000 shares. Includes 2,200,000 shares beneficially owned through Technology Investors, LLC.
(4) Dr. Fonzo owns 30,000 shares directly. Includes options to purchase 7,500 shares.
(5) Dr. Pigott owns 2,300 shares directly. Includes options to purchase 7,500 shares.
(6) Mr. Reid has options to purchase 1,000,000 shares. Includes 2,200,000 shares beneficially owned through Technology Investors, LLC.
(7)  Mr. Rudisill has options to purchase 7,500 shares.
(8) Mr. Voigt owns 6,000 shares directly. Includes options to purchase 7,500 shares.
(9) The address for Technology Investors, LLC is 191 Bridgeport Drive, Mooresville, North Carolina.
(10) The address for Vitsab, AG is Stenxegatan 21, S-213 76 Malmo, Sweden.
(11) Includes warrants and options to purchase 9,782,500 shares.

                             THE BOARD OF DIRECTORS

     The business of the Company is managed under the direction of the Board of Directors. The Board meets regularly during the year to review the Company's operations, strategic and business plans, major capital appropriations and other significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when important matters require Board action. Members of senior management attend Board meetings on an as needed basis to discuss the progress and plans relating to their areas of responsibility. During the fiscal year ended April 30, 2001, there were 7 meetings of the Board. Each incumbent director attended at least 75 percent of the aggregate of the number of board meetings. Mr. Rudisill did not attend any Board of Directors meetings during the fiscal year ended April 30, 2001 since he was not appointed to the Board of Directors until May 1, 2001.

     The Company has no nominating committee. Because of the number of matters requiring Board consideration and to make the most effective use of individual directors' capabilities, the Board has created a Compensation Committee. The Compensation Committee recommends to the Board the compensation of the executive and senior management of the Company that, in the judgment of such committee's members, should from time to time be fixed by the Board. The Compensation Committee also performs other such duties as are assigned to it by the Board. The Board has assigned to such committee the responsibility of administering the Company's stock option plans. None of the members of such committee may be employees of the Company. The current members of the Compensation Committee, which met four times during the fiscal year ended April 30, 2001, are Mr. Voigt (Chairman) and Dr. Fonzo.

COMPENSATION OF DIRECTORS

     During the fiscal year ended April 30, 2001, the Board of Directors increased their alignment with general shareholder interests. Directors who are not employees of the Company receive annually 7,500 stock options priced at market value. During the fiscal year ended April 30, 2001, Dr. Fonzo, Dr. Pigott and Mr. Voigt each received 7,500 stock options. All directors are reimbursed in cash for their reasonable out-of-pocket expenses incurred in connection with their attendance at Board meetings. Directors who are employees of the Company do not receive compensation for service on the Board other than their compensation as employees.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock. Officers, directors and greater than 10% beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such reports furnished to the Company, the Company is not aware of any failure to file on a timely basis any Form 3, 4 or 5 during the fiscal year ended April 30, 2001, except as set forth in this paragraph. Each of Dr. Cox, Dr. Fonzo, Dr. Pigott, Mr. Voigt, Mr. Caskey, Mr. Mason, Mr. McCue and Mr. Thornton has filed one late report on Form
3. Dr. Cox has filed four late reports on Form 4, Dr. Fonzo has filed three late reports on Form 4, and Mr. Caskey has filed one late report on Form 4. Dr. Cox, Mr. Caskey, Mr. Fletcher, Mr. Mason, Mr. McCue, Mr. Reid and Mr. Thornton have filed one late report on Form 5. Dr. Pigott has not timely filed one or more reports on Form 3, Form 4 or Form 5.

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table below includes compensation paid by the Company for services rendered for the fiscal years ended April 30, 2001, 2000 and 1999 for the Chief Executive Officer and President - Vitsab as determined by total salary and bonus payments. No other executive officer received compensation in excess of $100,000.

             REPORT OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Company's Board of Directors approves all compensation decisions with regard to executive officers, including the Chief Executive Officer based on recommendation by the Compensation Committee. The Compensation Committee is responsible for the establishment and overall monitoring of all compensation programs for executives and senior management, as well as the stock option plans. The Company's compensation philosophy and executive compensation programs are discussed in this report.

     Executive Compensation Philosophy. In general, executive officers who are in a position to make a substantial contribution to the success and growth of the Company should have interests similar to those of the shareholders. Executive officers should be motivated by and benefit from increased shareholder value. Therefore, the Company believes that executive officers should hold a meaningful equity position in the Company through the purchase of Common Stock or the award of options to purchase Common Stock. The Company's Board of Directors believes that the executive compensation program must be competitive with those of other companies of comparable size and complexity in order to attract, retain and motivate talented individuals.

     Executive Compensation Program. The Company's compensation program has consisted of base salary. The Board of Directors has approved a proposal to create long-term incentives, generally in the form of options to purchase Common Stock.

     Base Salary. The Board of Directors generally reviews and determines the relative levels of base salary for executive officers on an annual basis. In determining the levels of base salary for an executive officer, except with respect to the Chief Executive Officer, the Board of Directors considers relative levels of responsibility and individual and Company performance. The Board believes that base salaries of the Company's executive officers are below average relative to its national and regional peer companies. As the Company continues its growth, the Board will continue to review the base salary levels of executive management to bring them more in line with national and regional peer companies.

     Chief Executive Officer Compensation. Dr. Cox served as Chief Executive Officer for the fiscal year ended April 30, 2001. The Board of Directors determined Dr. Cox's base salary after evaluating a number of factors, including salaries of chief executive officers of companies of comparable size in the industry, his performance and the Company's performance in general. Dr. Cox's base salary for the fiscal year ended April 30, 2001 was $114,045.

     Dr. Cox's base salary and annual incentive award for future years will be determined by the Compensation Committee based upon such factors as the Compensation Committee deems to be appropriate.

                           SUMMARY COMPENSATION TABLE


                                                          Long Term
                                  Annual Compensation    Compensation
                               ------------------------     Awards
                               Fiscal                     -----------      All Other
Name and Principal Position     Year   Salary(1)  Bonus   Options (#)   Compensation (2)
---------------------------     ----   ---------  -----   -----------   ----------------
Dr. James L. Cox                2001   $ 114,045  $  --    2,000,000        $2,183
 Chairman, President and        2000     134,575     --           --        $2,679
 Chief Executive Officer        1999     141,670     --           --        $2,679

James R. McCue (3)              2001     111,686     --      100,000            --
 President - Vitsab             2000       8,462     --           --            --
                                1999          --     --           --            --

----------
(1) For the years indicated, includes amounts contributed on a pre-tax basis to the Special Savings and Retirement Plan (the Company's 401(k) plan) by each of the named executive officers.
(2) For the years indicated, consists of contributions by the Company to the executive's account under the Company's tax-qualified Section 401-K retirement plan.
(3)  Mr. McCue was employed by the Company on March 21, 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows stock options granted in the fiscal year ended April 30, 2001 to the Chief Executive Officer and President - Vitsab.

                                          Individual Grants (1)
                      ------------------------------------------------------------
                                      % of
                                     Total                                             Grant
                      Number of     Options                                             Date
                      Securities    Granted                  Market                    Percent
                      Underlying      to        Exercise    Price on                    Value
                       Options     Employees    or Base     Date of                    (Black-
                       Granted     in Fiscal     Price       Grant      Expiration     Scholes)
Name                     (#)          Year       ($/Sh)      ($/Sh)        Date          (2)
----                  ---------    ---------    --------    --------    ----------    ----------
Dr. James L. Cox      2,000,000       27%        $ 0.59      $ 0.59      08/10/10     $1,150,203
James R. McCue          100,000        1%        $ 0.31      $ 0.31      02/02/11         31,000

----------
(1) Options for Dr. Cox were granted on August 10, 2000 and Mr. McCue on February 2, 2001 with exercise prices equal to the market price on the date of the grant. Options for Dr. Cox become immediately vested as of the date on which a change of control occurs.
(2) The values shown in this column have been calculated through standard application of the Black-Scholes pricing model. For Dr. Cox, a discount rate of 6.0% and a volatility rate of 128.3% is assumed. For Mr. McCue, a discount rate of 5.0% and a volatility rate of 242.8% is assumed. The actual value an executive officer receives from a stock option is dependent on future market conditions, and there can be no assurance that the amount reflected as "Grant Date Present Value" is dependent on future market conditions, and there can be no assurance that the amounts reflected as "Grant Date Present Value" will actually be realized. In addition, the value shown does not take into account risk factors such as nontransferability and limits on exercise.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In March 2000 the Company entered into an agreement with Technology Investors, LLC ("TI") whereby the Company issued to TI a 10% subordinated convertible promissory note due March 2005 in the amount of $2,500,000 for cash. The principal amount of the note and interest accrued thereon are convertible, at the option of holder into 2,000,000 shares of the Company's Common Stock at a conversion price of $1.25 per share. Mr. Fletcher and Mr. Reid serve as the sole managers of TI and share voting and dispositions power with respect to the Common Stock issuable upon conversion of the note. In connection with TI's purchase of the note, Mr. Fletcher and Mr. Reid each received an option to purchase notes with terms substantially similar to those of the note referred to above in the aggregate principal amount of up to $500,000. This option to purchase additional notes expired on September 10, 2000.

     In addition, Mr. Fletcher and Mr. Reid were named directors of the Company. The Company has agreed to nominate Mr. Fletcher and Mr. Reid for three consecutive terms on the Board of Directors. Mr. Fletcher and Mr. Reid were also both retained as consultants to the Company. In connection for their services they each will receive compensation of $1 annually and immediately exercisable options to purchase 300,000 shares of the Company's Common Stock at an exercise price of $1.25 per share for a period of up to 10 years. In fiscal 2001, Mr. Fletcher and Mr. Reid each received stock options to purchase 2,000,000 shares of the Company's Common Stock at an exercise price of $0.59 per share for a period of up to 5 years.

                                PERFORMANCE GRAPH

     The line graph set forth below charts performance (on an annual basis) of an investment in the Company's Common Stock against each of the NASDAQ Composite Index and an SIC Code Index, in each case assuming an investment of $100 on April 30, 1996 through April 30, 2001. The following graph is presented pursuant to rules of the Securities and Exchange Commission. The stock price performance comparisons below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts. While total stockholder return is an important criterion of corporate performance, it is subject to the vagaries of the equity market, which affect common stock price performance. There can be no assurance that the Company's Common Stock price performance will continue into the future with the same or similar trends depicted in the graph below. As of April 30, 2001, the closing price of the Company's Common Stock was $0.30. As of July 11, 2001, the closing price of the Company's Common Stock was $0.32.


COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


                                          Cumulative Total Return
                            ----------------------------------------------------
                            4/30/96  4/30/97  4/30/98  4/30/99  4/30/00  4/30/01
                            -------  -------  -------  -------  -------  -------
Cox Technologies, Inc.        $100     $112     $121     $179     $441     $ 88
NASDAQ Composite Index        $100     $105     $157     $211     $322     $176
SIC Code Index                $100     $119     $148     $150     $144     $155

                                 PROPOSAL NO. 2
                      RATIFICATION OF SELECTION OF AUDITORS

     The Board has selected Cherry, Bekaert & Holland, L.L.P. as independent public accountants to audit the accounts and financial statements of the Company for the fiscal year ending April 30, 2002. Cherry, Bekaert & Holland, L.L.P. has served in this capacity since 2001. It is expected that a representative of Cherry, Bekaert & Holland, L.L.P. will be present at the meeting, have an opportunity to make a statement if they desire to do so, and be available to respond to appropriate questions. During the fiscal year ended April 30, 2001, the Company paid Cherry, Bekaert & Holland, L.L.P. audit fees of $12,225 and other fees of $7,179. Also, during the fiscal year ended April 30, 2001, the Company paid its previous independent public accountants, Bedinger & Company, audit fees of $101,251 and other fees of $40,461.

                                 PROPOSAL NO. 3
                                  OTHER MATTERS

     The Board of the Company knows of no matters that will be presented for consideration at the annual meeting other than those set forth in this Proxy Statement. However, if any other matters shall come before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     We ask that you promptly execute the enclosed proxy and return it in the enclosed envelope that requires no postage if mailed in the United States.


                                For the Board of Directors

                                /s/ DR. JAMES L. COX

                                DR. JAMES L. COX
                                Chairman, President and
                                Chief Executive Officer

Dated: July 30, 2001

A COPY OF THE COMPANY'S LATEST ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, HAVE BEEN INCLUDED IN THIS MAILING. ADDITIONAL COPIES WILL BE PROVIDED WITHOUT CHARGE UPON WRITTEN REQUEST TO ROBERT L. THORNTON, CONTROLLER & ASSISTANT TREASURER, COX TECHNOLOGIES, INC., 69 McADENVILLE ROAD, BELMONT, NORTH CAROLINA 28012-2434.

                                   APPENDIX A

                             COX TECHNOLOGIES, INC.
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - AUGUST 31, 2001

     The undersigned hereby appoints JAMES L. COX and JACK G. MASON, with full power of substitution, attorneys and proxies to appear and vote, as indicated below, all of the shares of Common Stock of Cox Technologies, Inc. that the undersigned would be entitled to vote at the annual meeting of shareholders to be held on August 31, 2001 and at any and all adjournments thereof. The Board of Directors recommends a vote FOR the following items:

1.   Election of Directors.

     [ ] FOR the nominees  [ ] FOR the nominees listed below      [ ] WITHHOLD AUTHORITY to vote for
         listed below          except as marked to the contrary       the nominees listed below

     (Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, strike a line through the nominee's name in the list below.)

     Dr. James L. Cox     Brian D. Fletcher       Dr. Michael E. Fonzo     Dr. George M. Pigott
     Kurt C. Reid         Ben R. Rudisill, II     Robert D. Voigt

2.   Proposal to ratify the selection of Cherry, Bekaert & Holland, L.L.P. as
     independent public accountants.               FOR      AGAINST      ABSTAIN
                                                   [ ]        [ ]          [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments
     thereof.                                      FOR      AGAINST      ABSTAIN
                                                   [ ]        [ ]          [ ]

                  (continued and to be signed on reverse side)

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all nominees for Director and FOR Proposals 2 and 3.

_____________________________________________  Signed:__________________________
Print Name

_____________________________________________  Signed:__________________________
Print Name

                    Please sign exactly as your name appears hereon. If the holder is a corporation or partnership, please sign its name and add your own name and title. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If shares are held jointly EACH holder must sign.

                                               Dated:___________________________

IMPORTANT: Please mark, sign and date this proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States.